UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2021

Hercules Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 289-3060

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HTGC	New York Stock Exchange
5.25% Notes due 2025	HCXZ	New York Stock Exchange
6.25% Notes due 2033	HCXY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 23, 2021, Hercules Capital, Inc. (together with its subsidiaries, the “Company”) and Melanie Grace mutually agreed that Ms. Grace would separate from the Company and end her tenure as General Counsel, Secretary, and Chief Compliance Officer effective September 24, 2021. Ms. Grace’s separation did not result from any disagreements with the Company regarding its operations, policies, practices or any issues regarding financial disclosures, accounting or legal matters.

Item 8.01.	Other Events.

On September 23, 2021, the Company notified the Trustee for the Company’s 4.605% asset-backed notes due 2027 (the “2027 Notes”) and the Company’s 4.703% asset-backed notes due 2028 (the “2028 Notes” and, together with the 2027 Notes, the “Asset-Backed Notes”) of the Company’s election to redeem the approximately $115.4 million aggregate principal amount of the 2027 Notes outstanding and the approximately $173.8 million aggregate principal amount of the 2028 Notes outstanding, and instructed the Trustee to provide notice of such redemption to the respective holders of the 2027 Notes and the 2028 Notes in accordance with the terms of the respective indentures governing the 2027 Notes and the 2028 Notes. The Company expects the redemption of the Asset-Backed Notes to be completed on October 20, 2021. Following the redemption, none of the Asset-Backed Notes will remain outstanding. This Current Report on Form 8-K does not constitute a notice of redemption of the Asset-Backed Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES CAPITAL, INC.

September 24, 2021

	By:	/s/ Seth H. Meyer
Seth H. Meyer
Chief Financial Officer